Exhibit 10.1





 ______________________________________________________________________________


                        AMERICA WEST HOLDINGS CORPORATION

                     7.5% Convertible Senior Notes Due 2009



                          SUPPLEMENTAL INDENTURE NO. 1

                         Dated as of September 27, 2005

 ______________________________________________________________________________


                            WILMINGTON TRUST COMPANY

                                     TRUSTEE

 ______________________________________________________________________________

                        America West Holdings Corporation

                     7.5% Convertible Senior Notes Due 2009

                          SUPPLEMENTAL INDENTURE NO. 1

         SUPPLEMENTAL INDENTURE No. 1 (this "Supplemental Indenture No. 1") dated as of September 27, 2005, among America West Holdings Corporation, a Delaware corporation (the "Company"), US Airways Group, Inc., a Delaware corporation ("US Airways Group") and Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee").

         WHEREAS the Company and the Trustee have executed and delivered an Indenture dated as of January 18, 2002 (the "Original Indenture" and as supplemented by this Supplemental Indenture No. 1, the "Indenture"), providing for the issuance and sale by the Company of its 7.5% Convertible Senior Notes Due 2009 (the "Securities");

         WHEREAS pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 19, 2005, among the Company, US Airways Group and Barbell Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of US Airways Group ("Merger Sub"), Merger Sub will merge with and into the Company and the Company will become a wholly owned subsidiary of US Airways Group (the "Merger");

         WHEREAS, the Merger complies with the provisions of Section 6.1 of the Indenture;

         WHEREAS, Sections 7.1 (c) and (d) of the Original Indenture permit the Company and the Trustee to amend the Indenture without prior notice to or consent of any Holder of Securities for the purposes providing for conversion rights of Holders of securities if any reclassification or change of the Company's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs or provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Section 6;

         WHEREAS, the parties to this Supplemental Indenture No. 1 desire to supplement and amend the Original Indenture in certain respects as it applies to the Securities issued thereunder;

         WHEREAS, US Airways Group desires to execute and deliver this Supplemental Indenture No. 1 in accordance with Article 7 the Original Indenture, to provide, among other things, that common stock of US Airways Group shall be deliverable upon conversion of the Securities;

         WHEREAS, in accordance with Section 11.11 of the Original Indenture, immediately following the effectiveness of the Merger, each Security shall be convertible into 34.375 shares of common stock, par value $0.01 per share, of US Airways Group for each integral multiple of $1,000 of Principal of such Security which constitutes the kind and amount of shares of capital stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon the Merger had such Securities been converted into Common Stock immediately prior to such Merger;

         WHEREAS, US Airways Group desires to unconditionally and irrevocably guarantee the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the Securities, and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities (the "US Airways Group Guarantee");

         WHEREAS US Airways Group further desires to unconditionally and irrevocably guarantee all monetary obligations of America West Airlines, Inc. under the Guaranty, dated as of January 18, 2002 (the "AWA Guarantee"), of America West Airlines, Inc., a Delaware corporation ("America West Airlines"), in favor of the holders of Securities and the Trustee and the full and punctual performance within applicable grace periods of all other obligations of America West Airlines under the AWA Guarantee and the Securities (the "Additional US Airways Group Guarantee", and together with the US Airways Group Guarantee, the "US Airways Group Guarantees") and to extend to the holders of Securities certain rights and privileges in connection with the US Airways Group Guarantees;

         WHEREAS the Company, US Airways Group and America West Airlines have requested that the Trustee execute and deliver this Supplemental Indenture No. 1, and the execution and delivery of this Supplemental Indenture No. 1 have been duly authorized in all respects; and

         NOW THEREFORE, the Company and US Airways Group and the Trustee hereby agree that the following Sections of this Supplemental Indenture No. 1 supplement the Original Indenture:

         SECTION 1. Definitions.

                  (a) Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.

                  (b) Article 1, Section 1.1, of the Indenture is hereby supplemented to amend the following definitions to read in their entirety as follows:

     "Board of Directors" means either the Board of Directors of the Company or of US Airways Group, as applicable, or any committee thereof empowered to act for it with respect to this Indenture.

     "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company or US Airways Group, as applicable, to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

     "Common Stock" means the common stock, par value $0.01 per share, of US Airways Group or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of US Airways Group and which are not subject to redemption by US Airways Group; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications; further provided that all references to "Common Stock" in connection with adjustments to Conversion Price in Section 11.4 shall be deemed to include any class of common stock of the US Airways Group.

                  (c) Article 1, Section 1.1, of the Indenture is hereby supplemented to add the following definition to read in its entirety as follows:

     "US Airways Group" means US Airways Group, Inc., a Delaware corporation."

         SECTION 2. Amendments to Original Indenture.

                  (a) Amendments to the Events of Default and Remedies. (A) Clause (c) of Section 4.1 of Article 4 of the Original Indenture is hereby amended by redesignating clause (c) as clause (c)(x) and by adding thereto at the end thereof the following:

         "; or (y) US Airways Group fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate of the Principal amount of the Outstanding Securities;".

                           (B) Clause (d) of Section 4.1 of Article 4 of the
Original Indenture is hereby amended by redesigning clause (d) as clause (d)(x) and by adding thereto at the end thereof the following:

     "; or (y) any indebtedness under any bond, debenture, note or other evidence of indebtedness for money borrowed by the US Airways Group or under any mortgage, indenture or instrument under which there may be issued by which they may be secured or evidenced any indebtedness for money borrowed by the US Airways Group with a principal amount then outstanding in excess of U.S. $75,000,000, whether such indebtedness now exists or shall hereafter be created, is not paid at final maturity thereof (either at its stated maturity or upon acceleration thereof), and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the US Airways Group by the Trustee or the US Airways Group and the Trustee by the Holders of at least 25% in aggregate Principal amount of the Outstanding Securities a written notice specifying such default and requiring the US Airways Group to cause such indebtedness to be discharged or cause such default to cured or waived or such acceleration to be rescinded or annulled and stating such notice is a "Notice of Default" hereunder;"

                           (C) Clause (e) of Section 4.1 of Article 4 of the
Original Indenture is hereby amended by redesignating clause (e) as clause
(e)(x) and by adding thereto at the end thereof the following:

         "; or (y) the US Airways Group Guarantee cease to be in full force and effect (other than in accordance with its terms) or US Airways Group denies or disaffirms its obligations thereunder;"

                           (D) Clause (f) of Section 4.1 of Article 4 of the
Original Indenture is hereby amended by redesignating clause (f) as clause
(f)(x) and by adding thereto at the end thereof the following:

         "(y) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of US Airways Group in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging US Airways Group bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of US Airways Group under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of US Airways Group or of any substantial part of its property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or"

                           (E) Clause (g) of Section 4.1 of Article 4 of the
Original Indenture is hereby amended by redesignating clause (g) as clause
(g)(x) and by adding thereto at the end thereof the following:

         "; or (y) the commencement by US Airways Group of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by US Airways Group to the entry of a decree or order for relief in respect of US Airways Group in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against US Airways Group, or the filing by US Airways Group of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by US Airways Group to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of US Airways Group or of any substantial part of its property, or the making by US Airways Group of an assignment for the benefit of creditors, or the admission by US Airways Group in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by US Airways Group expressly in furtherance of any such action".

                  (b) Amendments to Article 6. Article 6 of the Indenture is hereby supplemented and amended to read in its entirely as follows:

         "Section 6.1. Company And America West May Consolidate, Etc., Only On Certain Terms.

         None of US Airways Group, the Company nor America West shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and none of US Airways Group, the Company nor America West shall permit any Person to consolidate with or merge into US Airways Group, the Company or America West or convey, transfer or lease its properties and assets substantially as an entirety to US Airways Group, the Company or America West, unless:

                           (1) in the event that US Airways Group, the Company or America West shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or into which US Airways Group, the Company or America West is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of US Airways Group, the Company or America West substantially as an entirety shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia;

                           (2) in the event that US Airways Group, the Company or America West shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, and the entity surviving such transaction or transferee entity is not US Airways Group, the Company or America West, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of all and any amounts when due on all the Securities and the performance of every covenant and obligation of this Indenture and the Securities on the part of the Company to be performed or observed and shall have provided for conversion rights provided in Article 11;

                           (3) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of US Airways Group, the Company or America West as a result of such transaction as having been incurred at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                           (4) the Company shall have delivered to the Trustee an Officers' Certificate stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 6.2. Successor Person Substituted.

         Upon any consolidation or merger by US Airways Group, the Company or America West with or into any other Person or any conveyance, transfer or lease of the properties and assets of US Airways Group, the Company or America West substantially as an entirety to any Person, in accordance with
     Section 6.1 hereof, the successor Person formed by such consolidation or into which US Airways Group, the Company or America West is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, US Airways Group, the Company or America West under this Indenture with the same effect as if such successor Person had been named as US Airways Group, the Company or America West herein. In the event of any such conveyance or transfer, US Airways Group, the Company or America West (which term shall for this purpose mean the Person named as US Airways Group in Section 1.1 of this Indenture, the "Company" in the first paragraph of this Indenture or "America West" in Section 1.1 of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 6.1 hereof), except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated."

                  (c) Amendments, Supplements and Waivers. Clauses (a), (c) and
(d) of Section 7.1 of Article 7 of the Original Indenture are supplemented and amended to read in their entirety as follows:

                           "(a) add to the covenants of US Airways Group and the Company for the benefit of the Holders of Securities;"

                           "(c) provide for the conversion rights of Holders of Securities if any reclassification or change of US Airways Group's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's or the US Airways Group's assets occurs;"

                           "(d) provide for the assumption of US Airways Group's or the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof;"

                  (d) Conversion of Securities. Article 11 of the Indenture is amended and restated in its entirety to read as set forth in Annex A hereto.

                  (e) Amendment of Form of Security. Paragraph 6 of Exhibit A to the Indenture is hereby amended to the form attached hereto as Annex B.

         SECTION 3. Reorganization of the Company. In accordance with Section
11.11 of the Original Indenture, each of the Company and US Airways Group hereby agrees and acknowledgs that immediately following the effectiveness of the Merger, each Security shall be convertible into 34.375 shares of common stock, par value $0.01 per share, of US Airways Group for each integral multiple of $1,000 of Principal of such Security which constitutes the kind and amount of shares of capital stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon Merger had such Securities been converted into Common Stock immediately prior to such Merger;

         SECTION 4. Covenant of US Airways Group. US Airways Group hereby covenants and agrees to undertake and perform such duties as are specifically set forth in the Indenture to be undertaken by US Airways Group and otherwise agrees to comply with all covenants applicable to it under the Indenture.

         SECTION 5. The US Airways Group Guarantee. (a) US Airways Group irrevocably and unconditionally guarantees, to each Holder of Securities and to the Trustee and its successors and assigns, (i) the full and punctual payment of principal and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Original Indenture (including obligations to the Trustee) and the Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Original Indenture and the Securities. US Airways Group further agrees that its obligations hereunder shall be unconditional irrespective of the absence or existence of any action to enforce the same, the recovery of any judgment against the Company, US Airways Group or America West Airlines (except to the extent such judgment is paid) or any waiver or amendment of the provisions of the Indenture or the Securities to the extent that any such action or any similar action would otherwise constitute a legal or equitable discharge or defense of a guarantor (except that such waiver or amendment shall be effective in accordance with its terms.)

                  (b) US Airways Group further agrees that the US Airways Group Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.

                  (c) US Airways Group further agrees to waive presentment to, demand of payment from and protest to the Company of any of the US Airways Group Guarantee, the Additional US Airways Group Guarantee and the AWA Guarantee and also waives diligence, notice of acceptance of the US Airways Group Guarantee, presentment, demand for payment, notice of protest for nonpayment, the filing of claims with a court in the event of merger or bankruptcy of the Company or any successor thereto and any right to require a proceeding first against the Company, any successor thereto or any other Person. The obligations of US Airways Group shall not be affected by any failure or policy on the part of the Trustee to exercise any right or remedy under the Indenture or the Securities of any series.

                  (d) The obligation of US Airways Group to make any payment hereunder may be satisfied by causing the Company to make such payment. If any Holder of any Security or the Trustee is required by any court or otherwise to return to the Company, US Airways Group or America West Airlines any amount paid by any of them to the Trustee or such Holder, the US Airways Group Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

                  (e) US Airways Group also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Securities in enforcing any of their respective rights under the US Airways Group Guarantee.

                  (f) Any term or provision of this Supplemental Indenture No. 1 to the contrary notwithstanding, the maximum aggregate amount of the US Airways Group Guarantee shall not exceed the maximum amount that can be hereby guaranteed without rendering this Supplemental Indenture No. 1, as it relates to US Airways Group, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

         SECTION 5. Additional US Airways Group Guarantee. (a) US Airways Group irrevocably and unconditionally guarantees, to each Holder of Securities and to the Trustee and its successors and assigns the full and punctual payment of all monetary obligations of America West Airlines under the AWA Guarantee (including obligations to the Trustee) and (ii) the full and punctual performance within applicable grace periods of all other obligations of America West Airlines under the AWA Guarantee. US Airways Group further agrees that its obligations hereunder shall be unconditional irrespective of the absence or existence of any action to enforce the same, the recovery of any judgment against the Company, US Airways Group or America West Airlines (except to the extent such judgment is paid) or any waiver or amendment of the provisions of the Indenture or the Securities to the extent that any such action or any similar action would otherwise constitute a legal or equitable discharge or defense of a guarantor (except that such waiver or amendment shall be effective in accordance with its terms.)

                  (b) US Airways Group further agrees that the Additional US Airways Group Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.

                  (c) US Airways Group further agrees to waive presentment to, demand of payment from and protest to the Company of any of the US Airways Group Guarantee, the Additional US Airways Group Guarantee and the AWA Guarantee and also waives diligence, notice of acceptance of the Additional US Airways Group Guarantee, presentment, demand for payment, notice of protest for nonpayment, the filing of claims with a court in the event of merger or bankruptcy of the Company or any successor thereto and any right to require a proceeding first against the Company, any successor thereto or any other Person. The obligations of US Airways Group shall not be affected by any failure or policy on the part of the Trustee to exercise any right or remedy under the Indenture or the Securities of any series.

                  (d) The obligation of US Airways Group to make any payment hereunder may be satisfied by causing the Company or America West Airlines to make such payment. If any Holder of any Security or the Trustee is required by any court or otherwise to return to the Company, US Airways Group or America West Airlines any amount paid by any of them to the Trustee or such Holder, the Additional US Airways Group Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

                  (e) US Airways Group also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Securities in enforcing any of their respective rights under the Additional US Airways Group Guarantee.

                  (f) Any term or provision of this Supplemental Indenture No. 1 to the contrary notwithstanding, the maximum aggregate amount of the Additional US Airways Group Guarantee shall not exceed the maximum amount that can be hereby guaranteed without rendering this Supplemental Indenture No. 1, as it relates to US Airways Group, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

         SECTION 6. Incorporation of Supplemental Indenture No. 1. This Supplemental Indenture No. 1 shall be construed as supplemental to the Original Indenture and shall form a part of it, and the Original Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

         SECTION 7. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE NO. 1 SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Counterparts. This Supplemental Indenture No. 1 may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         SECTION 9. Headings. The headings of this Supplemental Indenture No. 1 are for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 10. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and US Airways Group, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall have no responsibility whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture No. 1.

         SECTION 11. Seperability. In case any one or more or the provisions contained in this Supplemental Indenture No. 1 or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture No. 1 or of the Securities, but this Supplemental Indenture No. 1 and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed by their respective authorized officers as of the date first written above.


                               AMERICA WEST HOLDINGS CORPORATION



                               By:  /s/ James E. Walsh III
                                   --------------------------------
                                   Name:  James E. Walsh III
                                   Title: Senior Vice President
                                          and General Counsel


                               US AIRWAYS GROUP, INC.



                               By:  /s/ James E. Walsh III
                                   --------------------------------
                                   Name:  James E. Walsh III
                                   Title: Senior Vice President
                                          and General Counsel




                               WILMINGTON TRUST COMPANY, as
                               Trustee



                               By: /s/ Tracy M. McLamb
                                   --------------------------------
                                   Name: Tracy M. McLamb
                                   Title: Senior Financial Services Officer

                                                                         Annex A


         "Section 11.1. Conversion Right; Expiration Of Conversion Right; Conversion Price.

                  (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder at any time after January 18, 2005 or in connection with a redemption pursuant to Sections 10.1(a) or (b) or such earlier date as the Company shall have provided notice to the Holders by mail, any Security or any portion of the Principal amount thereof which is an integral multiple of $1,000 may be converted at the Principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

                  (b) The conversion right set forth in clause (a) above shall expire at the close of business on the Stated Maturity. In case a Security or portion thereof is called for redemption pursuant to Article 10, such conversion right in respect of such Security or the portion so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  (c) The price at which shares of Common Stock shall be delivered upon conversion (the "CONVERSION PRICE") shall be initially equal to $29.09 per share of Common Stock, subject to adjustment, in certain instances, as provided in Section 11.4.

                  (d) No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article 11.

         Section 11.2. Exercise of Conversion Right.

                  (a) To exercise the conversion right with respect to a Security, a Holder must (1) (i) as to a Global Security, deliver a completed conversion notice, the form of which is provided in Exhibit C, to the Depositary stating that the Holder elects to convert such Global Security or, if less than the entire Principal amount thereof is to be converted, the portion thereof to be converted, and (ii) as to a Physical Security, deliver a duly signed completed conversion notice and such Physical Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, and (2) pay any transfer taxes or other applicable taxes or duties, if required.

                  (b) To convert interests in a Global Security, a Holder must deliver to DTC the appropriate instruction form for conversion pursuant to DTC's conversion program or must deliver instructions in accordance with Euroclear's or Clearstream's normal operating procedures after application has been made to make the underlying Common Stock eligible for trading on Euroclear or Clearstream, as applicable.

                  (c) To the extent provided in Section 2.1, the Holders of such converted Securities shall be entitled to receive (and retain) any accrued Interest on the Principal amount of such surrendered Securities, if any.

                  (d) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

                  (e) In the case of any Security which is converted in part only, or a Holder converts less than the Principal amount it owns at such time, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in Principal amount equal to the unconverted portion of the Principal amount of such Securities.

                  (f) As promptly as practicable on or after the Conversion Date, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of such Securities, together with payment in lieu of any fraction of a share as provided in Section 11.3 hereof. The Company hereby initially appoints the Trustee as the Conversion Agent.

                  (g) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

         Section 11.3. Fractions Of Shares.

         No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be issued upon conversion thereof shall be computed on the basis of the Principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Trading Price of the shares of Common Stock as of the Trading Day preceding the Conversion Date.

         Section 11.4. Adjustment Of Conversion Price.

         The Conversion Price shall be subject to adjustment, calculated in good faith by the Company, from time to time as follows:

                  (a) In case US Airways Group shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

                           (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Conversion Record Date fixed for such determination; and

                           (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

         Such reduction shall become effective immediately after the opening of business on the day following the Conversion Record Date. If any dividend or distribution of the type described in this Section 11.4(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) In case US Airways Group shall issue rights or warrants (other than any rights or warrants issued pursuant to a rights plan (commonly referred to as a "poison pill" plan) referred to in Section 11.4(d)) to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price on the Conversion Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Conversion Record Date by a fraction:

                           (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Conversion Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price; and

                           (2) the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the Conversion Record Date, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

         Such adjustment shall become effective immediately after the opening of business on the day following the Conversion Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

                  (d) (i) In case US Airways Group shall, by dividend or otherwise, declare a distribution to all holders of its Common Stock of shares of any class of Capital Stock of US Airways Group (other than any dividends or distributions to which Section 11.4(a) applies) or evidences of its indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in Section 11.4(c), (2) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 11.11 applies and (3) dividends and distributions paid exclusively in cash (such Capital Stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this
     Section 11.4(d) called the "DISTRIBUTED assets"), then, in each such case, subject to clause (ii) of this Section 11.4(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Conversion Record Date with respect to such distribution by a fraction:

                           (1) the numerator of which shall be the Current Market Price on such date, less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Conversion Record Date); and

                           (2) the denominator of which shall be such Current Market Price.

         Such reduction shall become effective immediately prior to the opening of business on the day following the Conversion Record Date. However, in the event that the then Fair Market Value (as so determined) of the portion of the distributed assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of distributed assets such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (ii) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 11.4(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

                  (iii) Rights or warrants distributed by US Airways Group to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the US Airways Group's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events specified in such rights or warrants or related instruments or agreements governing the same (a "TRIGGER EVENT"):

                           (1) are deemed to be transferred with such shares of Common Stock;

                           (2) are not exercisable; and

                           (3) are also issued in respect of future issuances of Common Stock;

     shall be deemed not to have been distributed for purposes of this Section 11.4(d) (and no adjustment to the Conversion Price under this Section 11.4(d) will be required) until the occurrence of the earliest Trigger Event; provided that (1) if such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and the Conversion Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof); and (2) in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 11.4(d):

                           (1) in the case of any such rights or warrants which shall all have been redeemed or purchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or purchase to give effect to such distribution or Trigger Event, as applicable, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or purchase; and

                           (2) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

         For purposes of this Section 11.4(d) and Sections 11.4(a), 11.4(b) and 11.4(c), any dividend or distribution to which this Section 11.4(d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 11.4(b) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which
     Section 11.4(c) applies (or any combination thereof), shall be deemed instead to be:

                                    (B) a dividend or distribution of the
         evidences of indebtedness, assets, shares of Capital Stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 11.4(a), 11.4(b) and 11.4(c) apply, respectively (and any Conversion Price reduction required by this Section 11.4(d) with respect to such dividend or distribution shall then be made), immediately followed by

                                    (C) a dividend or distribution of such
         shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 11.4(a), 11.4(b) and 11.4(c) with respect to such dividend or distribution shall then be made), except:

                                        (I)  the Conversion Record Date of such
                                             dividend or distribution shall be
                                             substituted as (x) "the date fixed
                                             for the determination of
                                             stockholders entitled to receive
                                             such dividend or other
                                             distribution", "Conversion Record
                                             Date fixed for such determinations"
                                             and "Conversion Record Date" within
                                             the meaning of Section 11.4(a), (y)
                                             "the day upon which such
                                             subdivision becomes effective" and
                                             "the day upon which such
                                             combination becomes effective"
                                             within the meaning of Section
                                             11.4(b), and (z) as "the date fixed
                                             for the determination of
                                             stockholders entitled to receive
                                             such rights or warrants", "the
                                             Conversion Record Date fixed for
                                             the determination of the
                                             stockholders entitled to receive
                                             such rights or warrants" and such
                                             "Conversion Record Date" within the
                                             meaning of Section 11.4(c); and

                                        (II) any shares of Common Stock included
                                             in such dividend or distribution
                                             shall not be deemed "outstanding at
                                             the close of business on the date
                                             fixed for such determination"
                                             within the meaning of Section
                                             11.4(a) and any reduction or
                                             increase in the number of shares of
                                             Common Stock resulting from such
                                             subdivision or combination shall be
                                             disregarded in connection with such
                                             dividend or distribution.

                  (e) In case US Airways Group shall, by dividend or otherwise, declare a distribution to all holders of its Common Stock of cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 11.11 applies or as part of a distribution referred to in Section 11.4(d)), in an aggregate amount that, combined together with:

                           (1) the aggregate amount of any other such distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this
         Section 11.4(e) has been made; and

                           (2) the aggregate of any cash plus the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to Section 11.4(f) has been made;

     exceeds 10% of the product of the Current Market Price on the Conversion Record Date with respect to such distribution multiplied by the number of shares of Common Stock outstanding on such date, then and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Conversion Record Date by a fraction:

                           (1) the numerator of which shall be equal to the Current Market Price on the Conversion Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Conversion Record Date, and

                           (2) the denominator of which shall be equal to the Current Market Price on such date.

         However, in the event that the then Fair Market Value (as so determined) of the portion of the securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (f) In case a tender offer made by US Airways Group or any of its Subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that combined together with:

                           (1) the aggregate of the cash plus the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 11.4(f) has been made; and

                           (2) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 11.4(e) has been made, exceeds 10% of the product of the Current Market Price as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender offer (as it may be amended) multiplied by the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction:

                           (1) the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time; and

                           (2) the denominator shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time.

         Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made.

                  (g) For purposes of this Section 11.4, the following terms shall have the meanings indicated:

                           (1) "CURRENT MARKET PRICE" shall mean the average of the daily Trading Prices per share of Common Stock (or such other security as specified herein) for the ten consecutive Trading Days immediately prior to the date in question;

         provided, however, that if:

                                    (i) the "ex" date (as hereinafter defined)
                  for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.4(a), (b), (c), (d),
                  (e) or (f) occurs during such ten consecutive Trading Days, the Trading Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;

                                    (ii) the "ex" date for any event (other than
                  the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
                  Section 11.4(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

                                    (iii) the "ex" date for the issuance or
                  distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Trading Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 11.4(d) or (f), whose determination shall be conclusive and set forth in a Board Resolution) of the evidences of indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

                           For purposes of any computation under Section
                  11.4(f), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Trading Prices per share of Common Stock for such day and the two consecutive Trading Days immediately prior; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.4(a), (b), (c),
                  (d), (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

                                    (I) with respect to any issuance or
                           distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Trading Price was obtained without the right to receive such issuance or distribution;

                                    (II) with respect to any subdivision or
                           combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; or

                                    (III) with respect to any tender or exchange
                           offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

                           Notwithstanding the foregoing, whenever successive
                  adjustments to the Conversion Price are called for pursuant to this Section 11.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 11.4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                           (2) "FAIR MARKET VALUE" shall mean, if there is a current market for the asset, debt or transaction in question, the amount that a willing buyer would pay a willing seller in an arm's length transaction or, in the absence of a current market for such asset, debt or transaction, the amount determined in good faith by the Board of Directors that represents its determination of the fair market value of the asset.

                           (3) "CONVERSION RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         The Company may make such reductions in the Conversion Price, in addition to those required by Sections 11.4(a), (b), (c), (d), (e) or
         (f) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes or otherwise.

                  (h) No adjustment need be made for (i) a transaction referred to in Sections 11.4 or 11.11 if Holders participate in the transaction without conversion on a basis and with notice that the Board of Directors determines in good faith as evidenced in a Board Resolution to be fair and appropriate in light of the basis and notice on which holders of shares of Common Stock participate in the transaction; (ii) the issuance and distribution of rights to purchase shares of Common Stock pursuant to (A) a US Airways Group plan for reinvestment of dividends or interest, (B) a change in the par value or no par value of the shares of Common Stock or
     (C) to the extent the Securities become convertible pursuant to this
     Article 11 in whole or in part into cash, with respect to such cash after such cash is distributed to the Holders in satisfaction of such conversion right.

                  (i) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holders, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and the Conversion Agent and each Holder at the address of such Holder as it appears in the Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11.4(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 11 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (k) No adjustment in Conversion Price shall be required if the Fair Market Value of any assets, debt securities or rights, warrants or options to purchase the securities of the Company, including but not limited to Common Stock, in each case applicable to each share of Common Stock are distributed to the Company's stockholders and such Fair Market Value either equals or exceeds the Current Market Price or such Current Market Price exceeds such Fair Market Value by an amount not exceeding $1.00; provided, however, that any adjustments which by reason of this
     Section 11.4(k) are not required to be made shall be distributed upon conversion of any Security in an amount of assets, securities or rights, warrants or options comprising the distribution that a Holder would have received if such Holder had converted such Security immediately prior to the Conversion Record Date.

                  (l) In any case in which this Section 11.4 provides that an adjustment shall become effective immediately after a Conversion Record Date for an event, the Company may defer until the occurrence of such event
     (i) issuing to the Holder of any security converted after such Conversion Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 11.3.

                  (m) For purposes of this Section 11.4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of US Airways Group but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. US Airways will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of US Airways Group.

                  (n) If the distribution date for the rights provided in US Airways' rights agreement, if any, occurs prior to the date a Security is converted, the Holder of such Security who converts such Security after the distribution date is not entitled to receive the rights that would otherwise be attached (but for the date of conversion) to the shares of Common Stock received upon such conversion; provided, however, that an adjustment shall be made to the Conversion Price pursuant to clause 11.4(b) as if the rights were being distributed to the common stockholders of the Company immediately prior to such conversion. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event.

                  (o) In case US Airways Group shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of a Subsidiary of the Company, then the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Conversion Record Date with respect to such distribution by a fraction:

                           (1) the numerator of which shall be the Current Market Price of the shares of Capital Stock of such Subsidiary (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), measured from the date of such distribution; and

                           (2) the denominator of which shall be the Current Market Price of the Company's Common Stock, measured from the date of such distribution.

         Section 11.5. Notice Of Adjustments Of Conversion Price.

         Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of
     Section 11.4(i) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder pursuant to Section 12.2 within 20 days prior to the effective date of such adjustment.

         Section 11.6. Notice Prior To Certain Actions.

         In case at any time after the date hereof:

                           (1) US Airways Group shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;

                           (2) US Airways Group shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights;

                           (3) there shall occur any reclassification of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

                           (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

     the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.2, and shall cause to be provided to the Trustee and all Holders in accordance with
     Section 12.2, at least 20 days (or 10 days in any case specified in clause
     (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

                  (B) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

                  (C) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

     Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses
     (1) through (4) of this Section 11.6.

         Section 11.7. US Airways Group To Reserve Common Stock.

         US Airways Group shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock including treasury shares, for the purpose of effecting the conversion of the Securities (including PIK Loans), the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all Outstanding Securities (including PIK Loans).

         Section 11.8. Common Stock To Be Fully Paid And Nonassessable.

         The Company covenants that all Common Stock which may be issued upon conversion of Securities will upon issue be duly and validly issued, fully paid and nonassessable, free from preemptive rights and free of any lien or adverse claim and, except as provided in Section 11.9, the Company will pay all taxes, liens and charges with respect to the issue thereof.

         Section 11.9. Taxes On Conversions.

         Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant to Article 11. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of such Security or Securities to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

         Section 11.10. Cancellation Of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee.

         Section 11.11. Effect Of Reclassification, Consolidation, Merger Or
     Sale.

         If any of following events occur:

                           (1) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

                           (2) any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

                           (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as applicable, shall execute with the Trustee a supplemental indenture (which shall comply with this Indenture and the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Security shall be convertible into the kind and amount of shares of capital stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 11.11 the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 11. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as applicable, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall apply to successive or series of related reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

         If this Section 11.11 applies to any event or occurrence, Section 11.4 shall not apply.

         Section 11.12. Responsibility Of Trustee For Conversion Provisions.

         (a) The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
     Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article."

                                                                         Annex B

6. Conversion Right

         Subject to and upon compliance with the provisions of the Indenture, the Holder of Securities is entitled, at such Holder's option at any time after January 18, 2005 or in connection with a redemption pursuant to Section 10.1(a) or (b) of the Indenture or such earlier date as the Company shall have provided notice to the Holders by mail, to convert this Security (or any portion of the Principal hereof which is $1,000 or an integral multiple thereof), at the principal amount thereof or of such portion, into duly authorized, fully paid and nonassessable shares of Common Stock of the Company at the Conversion Price in effect at the time of conversion.

         The conversion right shall expire at the close of business on the Stated Maturity. If this Security (or a portion thereof) is called for redemption, such conversion right in respect of such Security (or such portion thereof) so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. The Conversion Price shall be equal to $29.09 per share of Common Stock, which may be adjusted under certain circumstances as provided in the Indenture.

         To exercise the conversion right with respect to a Security, a Holder must (1) as to a Global Security, deliver a completed conversion notice, the form of which is provided in Exhibit C to the Indenture, to the Depositary stating the Holder elects to convert such Security or, if less than the entire Principal amount thereof is to be converted, the portion thereof to be converted, (2) as to a Physical Security, deliver a duly signed completed conversion notice and such Physical Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, and (3) pay any transfer taxes or other applicable taxes or duties, if required. To convert interests in a Global Security, a Holder must deliver to DTC the appropriate instruction form for conversion pursuant to DTC's conversion program or must deliver instructions in accordance with Euroclear's or Clearstream's normal operating procedures after application has been made to make the underlying Common Stock eligible for trading on Euroclear or Clearstream, as applicable.

         To extent provided in Section 2.1 of the Indenture, the Holders of such converted Securities shall be entitled to receive (and retain) any accrued Interest on the Principal of the surrendered Security, if at all.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

         No fractional shares of Common Stock will be issued upon conversion of any Securities. Instead of any fractional share of Common Stock which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

         Reference is made to the Indenture for other rights and obligations of the Holders of this Security with respect to their right to convert this Security or any portion hereof.